                   PAINEWEBBER RMA CONNECTICUT MUNICIPAL MONEY FUND
               (a series of PaineWebber Municipal Money Market Series)
                                    _____________

                                      NOTICE OF
                           SPECIAL MEETING OF SHAREHOLDERS

                                  November 25, 1996
                                    _____________

     To the Shareholders:

              A special meeting of shareholders ("Meeting") of PaineWebber RMA Connecticut Municipal Money Fund ("Connecticut Fund"), a series of PaineWebber Municipal Money Market Series, will be held on November 25, 1996 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 38th Floor, New York, New York 10019, for the following purposes:

              (1) To consider an Agreement and Plan of Reorganization and Termination under which PaineWebber RMA Tax-Free Fund, Inc. ("Tax-Free Fund") would acquire the assets of Connecticut Fund in exchange solely for shares of common stock in Tax-Free Fund and the assumption by Tax-Free Fund of Connecticut Fund's liabilities, followed by the distribution of those shares to the shareholders of Connecticut Fund, all as described in the accompanying Prospectus/Proxy Statement; and

              (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

              You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of Connecticut Fund at the close of business on September 18, 1996. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

                                       By order of the  board of trustees,



                                       DIANNE E. O'DONNELL
                                       Secretary
     October 17, 1996

     1285 Avenue of the Americas
     New York, New York 10019

                               YOUR VOTE IS IMPORTANT
                          NO MATTER HOW MANY SHARES YOU OWN

               Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                         PAINEWEBBER RMA TAX-FREE FUND, INC.

                   PAINEWEBBER RMA CONNECTICUT MUNICIPAL MONEY FUND
               (a series of PaineWebber Municipal Money Market Series)

                             1285 Avenue of the Americas
                               New York, New York 10019
                              (Toll Free) 1-800-647-1568

                                    _____________

                             PROSPECTUS/PROXY STATEMENT

                                   October 17, 1996
                                    _____________


              This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of PaineWebber RMA Connecticut Municipal Money Fund ("Connecticut Fund"), a series of PaineWebber Municipal Money Market Series, in connection with the solicitation of proxies by its board of trustees for use at a special meeting of shareholders to be held on November 25, 1996, at 10:00 a.m., Eastern time, and at any adjournment thereof ("Meeting").

              As  more fully  described  in  this Proxy  Statement,  the primary purpose of the Meeting is to vote on a proposed reorganization ("Reorganization"). Under the Reorganization, PaineWebber RMA Tax-Free Fund, Inc. ("Tax-Free Fund") would acquire the assets of Connecticut Fund in exchange solely for shares of common stock in Tax-Free Fund and the assumption by Tax-Free Fund of Connecticut Fund's liabilities. Those Tax-Free Fund shares then would be distributed to the shareholders of Connecticut Fund, so that each shareholder of Connecticut Fund would receive a number of full and fractional shares of Tax-Free Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares in Connecticut Fund. Following the distribution, Connecticut Fund will be terminated.

              Tax-Free Fund is a diversified money market fund with an investment objective to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. Tax-Free Fund seeks to achieve its investment objective by investing substantially all of its assets in high quality municipal money market instruments. Both Tax-Free Fund and Connecticut Fund (each a "Fund" and collectively, the "Funds") are money market funds that seek to maintain a stable $1.00 price per share.

              An investment in either Fund is neither insured nor guaranteed by the U.S. government. While each Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that either Fund will be able to do so.

              THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              This  Proxy  Statement,  which   should  be  retained  for  future
     reference, sets forth concisely the information about the Reorganization and Tax-Free Fund that a shareholder should know before voting.

              This Proxy Statement is accompanied by the Prospectus of Tax-Free Fund, dated August 29, 1996 (as supplemented September 4, 1996), which is incorporated by this reference into this Proxy Statement. A Statement of Additional Information dated October 17, 1996, relating to the Reorganization and including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by this reference. A Prospectus of Connecticut Fund, dated August 29, 1996 (as supplemented October 15, 1996), is combined with the Tax-Free Fund Prospectus, and is also incorporated herein by this reference. A combined Statement of Additional Information of Tax-Free Fund and Connecticut Fund, dated August 29, 1996, has been filed with the SEC and also is incorporated herein by this reference. Copies of these documents, as well as Tax-Free Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1996 and Connecticut Fund's Annual Report to Shareholders for the fiscal period ended June 30, 1996, may be obtained without charge and further inquiries may be made by contacting your PaineWebber Incorporated ("PaineWebber") Investment Executive or PaineWebber's correspondent firms or by calling toll-free 1-800-762-1000.

                                  TABLE OF CONTENTS


     VOTING INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . .     1

     SYNOPSIS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
              The Proposed Reorganization  . . . . . . . . . . . . . . . . .   2
              Comparative Fee Table  . . . . . . . . . . . . . . . . . . . .   3
              Forms of Organization  . . . . . . . . . . . . . . . . . . . .   5
              Investment Objectives and Policies . . . . . . . . . . . . . .   5
              Operations of Tax-Free Fund Following the Reorganization . . .   7
              Purchases and Redemptions  . . . . . . . . . . . . . . . . . .   7
              Exchanges  . . . . . . . . . . . . . . . . . . . . . . . . . .   8
              Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . .   8
              Federal Income Tax Consequences of the Reorganization  . . . .   8

     COMPARISON OF PRINCIPAL RISK FACTORS  . . . . . . . . . . . . . . . .     8

     THE PROPOSED TRANSACTION  . . . . . . . . . . . . . . . . . . . . . .     9
              Reorganization Plan  . . . . . . . . . . . . . . . . . . . . .   9
              Reasons for the Reorganization . . . . . . . . . . . . . . . .  10
              Description of Securities to be Issued . . . . . . . . . . . .  11
              Federal Income Tax Considerations  . . . . . . . . . . . . . .  12
              Capitalization . . . . . . . . . . . . . . . . . . . . . . . .  13

     MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . .      13
              Available Information  . . . . . . . . . . . . . . . . . . . .  13
              Legal Matters  . . . . . . . . . . . . . . . . . . . . . . . .  13
              Experts  . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

     APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION . .   A-1

                   PAINEWEBBER RMA CONNECTICUT MUNICIPAL MONEY FUND
               (a series of PaineWebber Municipal Money Market Series)

                                    _____________

                             PROSPECTUS/PROXY STATEMENT

                           Special Meeting of Shareholders
                                    To Be Held On
                                  November 25, 1996
                                    _____________

                                  VOTING INFORMATION

              This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of PaineWebber RMA Connecticut Municipal Money Fund ("Connecticut Fund"), a series of PaineWebber Municipal Money Market Series, in connection with the solicitation of proxies by its board of trustees for use at a special meeting of shareholders to be held on
     November 25, 1996, at 10:00 a.m. Eastern time, and at any adjournment thereof ("Meeting"). This Proxy Statement will first be mailed to shareholders on or about October 17, 1996.

              At least  thirty percent of Connecticut  Fund's shares outstanding on September 18, 1996, represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

              Broker  non-votes are  shares held  in street  name for  which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against the adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposal.

              The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of the Agreement and Plan of Reorganization and Termination, dated as of August 30, 1996 ("Reorganization Plan"), which is attached to this Proxy Statement as Appendix A. Under the Reorganization Plan, PaineWebber RMA Tax-Free Fund, Inc. ("Tax-Free Fund") would acquire the assets of Connecticut Fund in exchange solely for shares of common stock in Tax-Free Fund and the assumption by Tax-Free Fund of Connecticut Fund's liabilities; those Tax-Free Fund shares then would be constructively distributed to Connecticut Fund's shareholders. (These transactions are collectively referred to herein as the "Reorganization," and Connecticut Fund and Tax-Free Fund may be referred to herein individually as a "Fund" or, collectively, as the "Funds.") After completion of the Reorganization, Connecticut Fund will be terminated.

              If you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may vote your shares, in their discretion, upon such other matters as may come before the Meeting. You may revoke the proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, such revocation must be received by Connecticut Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person, you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

              As  of  the  record  date,  September 18,  1996  ("Record  Date"),
     Connecticut Fund had 19, 112, 914.430 shares of beneficial interest outstanding. The solicitation of proxies, the cost of which will be borne by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") (the sub-adviser and sub-administrator of Connecticut Fund), will be made primarily by mail but also may include telephone or oral communications by representatives of Mitchell Hutchins, who will not receive any compensation therefor from the Funds. Shareholder Communications Corporation, professional proxy solicitors retained by Mitchell Hutchins, will not be paid fees and expenses by the Funds for soliciting services. Management of each Fund does not know of any single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) who owns beneficially 5% or more of the shares of either Fund. Directors and officers of Tax-Free Fund own in the aggregate less than 1% of the shares of that Fund.

              Approval of the Reorganization Plan with respect to Connecticut Fund requires the affirmative vote of the holders of a majority of the outstanding shares of Connecticut Fund. Each outstanding full share of Connecticut Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. As defined in the Investment Company Act of 1940 ("1940 Act"), a majority of the outstanding shares means the lesser of (1) 67% of Connecticut Fund's shares present at a meeting of shareholders if the owners of more than 50% of Connecticut Fund's shares then outstanding are present in person or by proxy, or (2) more than 50% of Connecticut Fund's outstanding shares. If the Reorganization Plan is not approved by the requisite vote of shareholders of Connecticut Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Although the shareholders of Connecticut Fund may exchange or redeem out of the Fund, they do not have appraisal rights.

                                       SYNOPSIS

              The following is a summary of certain information contained elsewhere in this Proxy Statement, the Prospectuses of the Funds (which are incorporated herein by reference), and the Reorganization Plan. Shareholders should read this Proxy Statement and the Prospectus of Tax-Free Fund carefully. As discussed more fully below, Connecticut Fund's board of trustees believes that the Reorganization will benefit Connecticut Fund's shareholders. The Funds have similar investment objectives, although the focus of the Funds' investment policies differ in that Tax-Free Fund invests to generate income exempt only from federal income tax, while Connecticut Fund invests to generate income exempt from both federal income tax and Connecticut personal income tax. It is anticipated that, following the Reorganization, the former shareholders of Connecticut Fund will, as shareholders of Tax-Free Fund, be subject to lower total operating expenses as a percentage of net assets.

     The Proposed Reorganization

              Connecticut Fund's board of trustees considered and approved the Reorganization Plan at a meeting held on July 24, 1996. The Reorganization Plan provides for the acquisition of the assets of Connecticut Fund by Tax-Free Fund, in exchange solely for shares of common stock of Tax-Free Fund and the assumption by Tax-Free Fund of Connecticut Fund's liabilities. Connecticut Fund then will distribute those shares to its shareholders, so that each Connecticut Fund shareholder will receive the number of full and fractional shares that equals in value such shareholder's holdings in Connecticut Fund as of the Closing Date (defined below). Connecticut Fund then will be terminated as soon as practicable thereafter.

              The exchange of Connecticut Fund's assets for Tax-Free Fund shares and Tax-Free Fund's assumption of its liabilities will occur as of 12:00 noon, Eastern time, on November 26, 1996, or such later date as the conditions to the closing are satisfied ("Closing Date").

              Each  Fund currently  offers  a  single class  of shares  that  is offered primarily to clients of PaineWebber Incorporated ("PaineWebber") and its correspondent firms who are participants in the Resource Management Account ("RMA") or Business Services Account ("BSA") programs. Among the features of the RMA and BSA programs is a daily sweep of uninvested cash in amounts of $1.00 or more into a designated money market fund. The RMA and BSA programs include a full array of premier account services, such as checkwriting, a Gold or Business Card MasterCard , and toll-free telephone access to a customer service center.

     The features of the RMA and BSA programs are summarized in the Funds' Statement of Additional Information.

              For the reasons set forth below under "The Proposed Transaction  -
     - Reasons for the Reorganization," Connecticut Fund's board of trustees, including its trustees who are not "interested persons," as that term is defined in the 1940 Act of Connecticut Fund ("Independent Trustees"), has determined that the Reorganization is in the best interests of Connecticut Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Connecticut Fund's shareholders will not be diluted as a result of the Reorganization. Accordingly, Connecticut Fund's board of trustees recommends approval of the transaction. In addition, Tax-Free Fund's board of directors, including its directors who are not interested persons of Tax-Free Fund ("Independent Directors"), has determined that the Reorganization is in the best interests of Tax-Free Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Tax-Free Fund's shareholders will not be diluted as a result of the Reorganization.

     Comparative Fee Table

              Certain fees and expenses that Connecticut Fund's shareholders pay, directly or indirectly, are slightly different from those incurred by Tax-Free Fund shareholders, although neither Fund's shares are subject to any shareholder transaction expenses, i.e., no sales charges on shares purchased or deferred sales charges for shares redeemed.

              PaineWebber, the investment adviser and administrator of each Fund, is currently paid (1) by Connecticut Fund, an annual investment advisory and administration fee at the annual rate of 0.50% of that Fund's average daily net assets, and (2) by Tax-Free Fund, an annual investment advisory and administration fee, computed daily and paid monthly, at a rate of 0.50% of average daily net assets up to $1.0 billion, 0.44% of average daily net assets in excess of $1.0 billion up to $1.5 billion, and 0.36% of average daily net assets in excess of $1.5 billion. Based on Tax-Free Fund's average net assets of $2,003,574,609 for the year ended June 30, 1996, Tax-Free Fund paid an investment advisory and administration fee at the effective annual rate of 0.45% of average daily net assets, which is less than the current fee paid by Connecticut Fund. Following the Reorganization, the investment advisory and administration fee for the combined fund is expected to be 0.45% of average daily net assets. With respect to both Funds, PaineWebber (not the Funds) pays
     Mitchell Hutchins a fee for its sub-advisory and sub-administration services ("sub-advisory fee") at an annual rate of 20% of the fee received by PaineWebber for advisory and administration services. Following the Reorganization, PaineWebber will continue to pay Mitchell Hutchins a sub-advisory fee at the same annual rate.

              Other Expenses. Each Fund also incurs other expenses. For the fiscal year or period ended June 30, 1996, the ratios of expenses as a percentage of average net assets of Tax-Free Fund and Connecticut Fund were 0.60% (which does not include a non-recurring acquisition expense of

     0.01% for the acquisition of PaineWebber/Kidder Peabody Tax Exempt Money Fund, Inc. by Tax-Free Fund on November 20, 1995) and 1.11% (annualized), respectively. In addition, certain expenses currently paid by Tax-Free Fund shareholders will also be paid by former Connecticut Fund shareholders following the Reorganization. Tax-Free Fund pays PaineWebber an annual fee of $4.00 per active Fund account, plus certain out-of-pocket expenses, for certain services not performed by the Fund's transfer agent. This fee will be paid by former Connecticut Fund shareholders with respect to their Tax-Free Fund accounts.

              Distribution. PaineWebber is the distributor of each Fund's shares. Under separate plans of distribution, Tax-Free Fund and Connecticut Fund each is authorized to pay a 12b-1 service fee at the annual rate of up to 0.15% and 0.12%, respectively. Each Fund currently pays PaineWebber a 12b-1 fee at the annual rate of 0.08% and 0.12%, respectively, of such Fund's average daily net assets. Any increase in the 0.08% annual rate paid by Tax-Free Fund would require the prior approval of that Fund's board of directors.

              The following tables show (1) transaction expenses currently incurred by shareholders of each Fund and transaction expenses that each shareholder will incur after giving effect to the Reorganization, and (2) the current fees and expenses incurred for the fiscal period ended June 30, 1996 by Tax-Free Fund and by Connecticut Fund, and pro forma fees for Tax-Free Fund after giving effect to the Reorganization.

     Shareholder Transaction Expenses
                                                 Tax-Free Fund    Connecticut Fund   Combined Fund
                                                 -------------    ----------------   -------------

       Sales charge on purchases of shares            None              None              None

       Sales charge on reinvested dividends           None              None              None
       Redemption fee or deferred sales charge        None              None              None


     Annual Fund Operating Expenses 1/
     (as a percentage of average net assets)












                                          5






                                                                           Combined Fund
                                      Tax-Free Fund  Connecticut Fund*      (Pro Forma)
                                      -------------   ----------------     -------------

      Management Fees                     0.45%            0.50%                0.45%
      12b-1 Service Fees                  0.08%            0.12%                0.08%

      Other Expenses                      0.07%            0.49%                0.07%
                                          -----            -----                -----
      Total Fund Operating Expenses       0.60% (2)         1.11%               0.60% (2)
                                          =====            =====                =====

     __________________________

     *   Annualized.

     1/ PaineWebber currently charges each Fund's shareholders an annual $85 account charge for the RMA program including the Gold MasterCard without the Bank One Line of Credit. The fee for clients who choose the Line of Credit for their Gold MasterCard is $125. The annual account charge for the BSA program, including the MasterCard Business Card, is $125 ($165 with a MasterCard Line of Credit). The account charges are not included in the table because certain non-RMA and non-BSA participants are permitted to purchase shares of the Funds.

     (2) This ratio does not include non-recurring acquisition expenses of 0.01% for the acquisition of PaineWebber/Kidder Peabody Tax Exempt Money Fund, Inc. by Tax-Free Fund on November 20, 1995.


     Example of Effect on Fund Expenses

              The following illustrates the expenses on a $1,000 investment under the existing and estimated fees and the expenses stated above, assuming a 5% annual return.

                                       ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
                                       --------    -----------    ----------    ---------

       Tax-Free Fund . . . . . . .       $ 6           $19           $33          $ 75

       Connecticut Fund  . . . . .       $11           $35           $61          $135
       Combined Fund . . . . . . .       $ 6           $19           $33          $ 75


              This Example assumes that all dividends are reinvested, that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown and that the shares are redeemed at the end of each time period shown. The above tables and the assumption in this
     Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, either Fund's projected or actual performance.

              This Example should not be considered a representation of past or future expenses, and each Fund's actual expenses may be more or less than those shown. The actual expenses of each Fund will depend upon, among other things, the level of its average net assets and the extent to which it incurs variable expenses, such as transfer agency costs.

     Forms of Organization

              Tax-Free Fund is an open-end, diversified management investment company organized as a Maryland corporation ("Corporation") on July 2, 1982. The Corporation's Articles of Incorporation authorize the directors to issue up to 20 billion shares, par value $0.001 per share. Tax-Free Fund currently does not issue share certificates and it is not required to (nor does it) hold annual shareholder meetings.

              Connecticut Fund is a non-diversified series of PaineWebber Municipal Money Market Series, an open-end management investment company organized as a Massachusetts business trust ("Trust") on September 14, 1990. The Trust's Amended and Restated Declaration of Trust, dated August 28, 1991, authorizes the trustees to create separate series and issue an unlimited number of full and fractional shares of beneficial interest, par value $0.001 per share. The Trust currently does not issue share certificates and it is not required to (nor does it) hold annual shareholder meetings.

              Although shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for its obligations, the Trust's Amended and Restated Declaration of Trust expressly disclaims, and provides indemnification against, such liability. Accordingly, the risks of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which Connecticut Fund itself would be unable to meet its obligations, a possibility that PaineWebber, the investment adviser, believes is remote and, thus, does not pose a material risk.

     Investment Objectives and Policies

              The investment objective  and policies of each Fund are  set forth below. Tax-Free Fund has an investment objective generally similar to that of Connecticut Fund in that each Fund seeks to maximize current income exempt from federal income tax consistent with liquidity and preserving capital. Connecticut Fund's investment strategies, however, differ from those of Tax-Free Fund because Connecticut Fund seeks to generate income that is also exempt from Connecticut personal income tax. There can be no assurance that either Fund will achieve its investment objective. An investment in either Fund is neither insured nor guaranteed by the U.S. government. While each Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that either Fund will be able to do so.

              Tax-Free Fund. The investment objective of Tax-Free Fund is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in money market instruments having or deemed to have remaining maturities of 13 months or less issued by states, municipalities and public authorities, the interest from which is exempt from federal income tax ("Municipal Securities"). The Fund purchases only those Municipal Securities that are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligations a short-term rating, or (3) unrated, but determined by Mitchell Hutchins to be of comparable quality ("First Tier Securities"). These Municipal Securities include municipal notes, municipal commercial paper, municipal bonds, floating and variable rate municipal obligations and participation interests in municipal bonds and floating and variable rate obligations. Municipal bonds include industrial development bonds ("IDBs"), private activity bonds ("PABs"), moral obligation bonds, municipal lease obligations and certificates of participation therein and put bonds. The interest on most PABs is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Under normal market conditions, the Fund intends to invest in Municipal Securities that pay interest that is not an item of tax preference for purposes of the AMT ("AMT exempt interest"), but may invest up to 20% of its total assets in such securities if, in Mitchell Hutchins' judgment, market conditions warrant.

              Connecticut Fund. The investment objective of Connecticut Fund is the maximization of current income exempt from federal income tax and Connecticut personal income tax for residents of the State of Connecticut consistent with the preservation of capital and the maintenance of liquidity. Except for temporary purposes, Connecticut Fund seeks to achieve its objective by investing primarily in Municipal Securities issued by the State of Connecticut, its political subdivisions, authorities  and  corporations, the  interest  from  which  is exempt  from federal income tax as well as Connecticut personal income tax ("Connecticut Municipal Securities").

              Except   when   maintaining  a   temporary   defensive   position,
     Connecticut Fund invests at least 65% of its total assets and seeks to invest 100% of its net assets in Connecticut Municipal Securities.

              Connecticut Fund invests in high quality Connecticut Municipal Securities with remaining maturities of 13 months or less. Connecticut Fund may purchase Connecticut Municipal Securities that consist only of

     First Tier Securities, including municipal notes, municipal commercial paper, municipal bonds, floating and variable rate municipal obligations and participation interests in municipal bonds and floating and variable rate obligations. Such municipal bonds include IDBs and PABs, moral obligation bonds, municipal lease obligations and certificates of participation therein and put bonds.

              Under normal market conditions, Connecticut Fund may invest in Connecticut Municipal Securities that pay interest that is subject to the AMT.

              Other Policies of Both Funds. Each Fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government or, if subject to a demand feature exercisable within 13 months or less, municipal issuers. Both Funds may enter into repurchase agreements with U.S. banks and dealers with respect to U.S. government securities, commercial paper, bank certificates of deposit and bankers' acceptances. However, each Fund does not intend to enter repurchase agreements except as a temporary measure and under unusual circumstances.

              Both Funds are authorized to lend up to 33-1/3% of the total value of their portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Neither Fund expects to engage in securities lending except under unusual circumstances.

              When Mitchell Hutchins believes there is an insufficient supply of the type of Municipal Securities in which Tax-Free Fund or Connecticut Fund primarily invests, or during other unusual market conditions, each Fund temporarily may invest all or any portion of its net assets in other types of Municipal Securities. In addition, when Mitchell Hutchins believes that there is an insufficient supply of any type of Municipal Securities or that other circumstances warrant a defensive posture, each Fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent either Fund holds cash, such cash would not earn income and would reduce its yield.

              Each Fund may borrow money for temporary purposes; Tax-Free Fund may not borrow in excess of 10% of its total assets and Connecticut Fund may not borrow in excess of 15% of its net assets.

              Each Fund may purchase Municipal Securities on a "when-issued" basis, that is, for delivery beyond the normal settlement date at a stated price and yield. Tax-Free Fund expects that commitments to purchase when-issued securities normally will not exceed 25% of its assets, whereas
     Connecticut Fund expects that commitments to purchase when-issued securities normally will not exceed 20% of its assets.

              Neither  Fund will  invest  more than  10% of  its  net assets  in
     securities  that   are  illiquid,  including   repurchase  agreements  with
     maturities in excess of seven days.

     Operations of Tax-Free Fund Following the Reorganization

              As indicated above, the primary difference in the investment policies of the two Funds is the focus of Connecticut Fund on investment in Connecticut Municipal Securities. It is not expected, however, that Tax-Free Fund will revise its investment policies following the Reorganization to reflect those of Connecticut Fund. Based on its review of the investment portfolios of each Fund, Mitchell Hutchins believes that all of the assets held by Connecticut Fund will be consistent with the investment policies of Tax-Free Fund and thus can be transferred to and held by Tax-Free Fund if the Reorganization is approved.

              Currently, PaineWebber serves as investment adviser and Mitchell Hutchins serves as sub-adviser to both Funds. After the Reorganization, the directors and officers of Tax-Free Fund and its investment adviser, sub-adviser, distributor and other outside agents will continue to serve Tax-Free Fund in their current capacities.

     Purchases and Redemptions

              The RMA and BSA Programs. Shares of each Fund are offered primarily to clients of PaineWebber and its correspondent firms who are participants in the RMA or BSA programs. An order to purchase shares of either Fund will be executed on the Business Day on which federal funds become available to each Fund, at the Fund's next-determined net asset value per share. A "Business Day" is any day on which the Boston offices of the Funds' custodian, State Street Bank and Trust Company (the "Custodian"), and the New York offices of PaineWebber and PaineWebber's bank are all open for business. "Federal funds" are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to a Fund through its Custodian.

              Redemptions. Shares of each Fund may be redeemed by wire, by telephone, or by mail. Such redemptions are made at the net asset value per share next determined after receipt by the Funds' transfer agent, PFPC Inc. ("Transfer Agent") of redemption instructions from PaineWebber. PaineWebber delivers redemption instructions to the Transfer Agent prior to the determination of net asset value at 12:00 noon, Eastern time, on any Business Day.

              If the Reorganization is approved, Connecticut Fund shares will cease to be offered on November 25, 1996, so that shares of Connecticut Fund will not be available for purchase starting on November 26, 1996 (the Closing Date). If the Meeting is adjourned and the Reorganization is approved on a later date, Connecticut Fund shares will no longer be available for purchase on the Business Day following the date on which the Reorganization is approved and all contingencies have been met.

     Redemptions of Connecticut Fund's shares may be effected through the Closing Date.

     Exchanges

              Shares  of the Funds are not exchangeable  for shares of any other
     mutual fund.    After the  Reorganization,  shares  of Tax-Free  Fund  will continue to be non-exchangeable.

     Dividends

              Each Fund declares as dividends all of its net investment income each Business Day and pays dividends in additional Fund shares each month. Shares begin earning dividends on the day of purchase and continue to earn dividends up to, but not including, the day of redemption. Any amounts from accretion of market discount on Municipal Securities, which are taxable to shareholders, are included in the daily dividends.

              Each Fund distributes its net short-term capital gain, if any, annually but may make more frequent distributions of such gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Funds do not expect to realize long-term capital gains and thus do not contemplate paying any long-term capital gain distributions.

              On or before the Closing Date, Connecticut Fund will declare as a dividend substantially all of its net tax-exempt interest income, taxable net investment income and net short-term capital gain, if any, and distribute that amount plus any previously declared but unpaid dividends, in order to continue to maintain its tax status as a regulated investment company. Connecticut Fund will pay these distributions only in cash.

     Federal Income Tax Consequences of the Reorganization

              The Funds have received an opinion of Kirkpatrick & Lockhart LLP, their counsel, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, no gain or loss will be recognized to either Fund or its shareholders as a result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Considerations," page 12.


                         COMPARISON OF PRINCIPAL RISK FACTORS

              The risks of investing in Tax-Free Fund and Connecticut Fund are those typically associated with investing in Municipal Securities. Connecticut Fund is also subject to the risks of investment in Municipal Securities of a single state. See the Prospectus of Tax-Free Fund, which accompanies this Proxy Statement, for a more detailed discussion of the investment risks of Tax-Free Fund.

              There can be no assurance that either Fund will achieve its investment objective. In periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the opposite will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true.

              Each Fund may purchase variable and floating rate  securities with remaining maturities in excess of 13 months. The yield on these securities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Funds' investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Certain of these obligations carry a demand feature that gives the Funds the right to tender them back to the issuer or a remarketing agent and receive the principal amount of the obligation prior to maturity. The demand feature may be backed by letters of credit or other liquidity support arrangements provided by banks or other financial institutions, whose credit standing affects the credit quality of the obligation. Changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

              Each Fund may enter into repurchase agreements but will do so only as a temporary measure and under unusual circumstances. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent.

              Both Funds may purchase Municipal Securities on a "when-issued" basis, that is, for delivery beyond the normal settlement date at a stated price and yield. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases Municipal Securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or a missed opportunity to make an alternative investment. Tax-Free Fund expects that commitments to purchase when-issued securities normally will not exceed 25% of its assets. Connecticut Fund may commit up to 20% of its net assets to such commitments.

              Both Funds purchase only those Municipal Securities that are First Tier Securities, i.e., rated in the highest short-term rating category by at least two NRSROs, rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligation a short-term rating, or unrated but determined by Mitchell Hutchins to be of comparable quality.

                               THE PROPOSED TRANSACTION

     Reorganization Plan

              The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix A to this Proxy Statement.

              The Reorganization Plan contemplates (a) the acquisition by Tax-Free Fund on the Closing Date of the assets of Connecticut Fund in exchange solely for Tax-Free Fund shares and the assumption by Tax-Free Fund of Connecticut Fund's liabilities, and (b) the constructive distribution of such shares to the shareholders of Connecticut Fund.

              The assets of Connecticut Fund to be acquired by Tax-Free Fund include all cash, cash equivalents, securities, receivables and other property owned by Connecticut Fund. Tax-Free Fund will assume from Connecticut Fund all debts, liabilities, obligations and duties of
     Connecticut Fund of whatever kind or nature; provided, however, that Connecticut Fund will use its best efforts, to the extent practicable, to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date. Tax-Free Fund also will deliver its shares to Connecticut Fund, which then will be constructively distributed to Connecticut Fund's shareholders.

              The value of Connecticut Fund's assets to be acquired, and the amount of Connecticut Fund's liabilities to be assumed, by Tax-Free Fund and the net asset value of a share of Tax-Free Fund will be determined as of 12:00 noon on the Closing Date. The amortized cost method of valuation will be used to value each Fund's securities. All other assets and liabilities will be valued at fair value as determined in good faith by or under the direction of each Fund's respective board.

              On, or as soon as practicable after, the Closing Date, Connecticut Fund will distribute pro rata to its shareholders of record the shares of Tax-Free Fund it received, so that each Connecticut Fund shareholder will receive a number of full and fractional shares of Tax-Free Fund equal in value to the shareholder's holdings in Connecticut Fund; Connecticut Fund will be terminated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Tax-Free Fund in the names of Connecticut Fund shareholders and by transferring thereto the shares previously credited to the account of Connecticut Fund on those books. Fractional shares in Tax-Free Fund will be rounded to the third decimal place.

              Accordingly, immediately after the Reorganization, each former shareholder of Connecticut Fund will own shares of Tax-Free Fund that will be equal in value to that shareholder's shares of Connecticut Fund immediately prior to the Reorganization. Moreover, because shares of Tax-Free Fund will be issued at net asset value in exchange for the net assets of Connecticut Fund, the aggregate value of Tax-Free Fund shares so issued will equal the aggregate value of Connecticut Fund shares. The net asset value per share of Tax-Free Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

              Any transfer taxes payable upon issuance of shares of Tax-Free Fund in a name other than that of the registered holder of the shares on the books of Connecticut Fund shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Connecticut Fund will continue to be its responsibility up to and including the Closing Date and such later date on which it is dissolved.

              The cost of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation, will be borne by Mitchell Hutchins. The directors or trustees of each Fund considered the fact that Mitchell Hutchins will pay these expenses in approving the Reorganization and finding that the Reorganization is in the best interests of their respective Funds.

              The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by each Fund. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the shareholders' interests.

     Reasons for the Reorganization

              Connecticut Fund's board of trustees, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of Connecticut Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Connecticut Fund's shareholders will not be diluted as a result of the Reorganization. Tax-Free Fund's board of directors, including a majority of its Independent Directors, has determined that the Reorganization is in the best interests of Tax-Free Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Tax-Free Fund's shareholders will not be diluted as a result of the Reorganization.

              In considering the Reorganization, Connecticut Fund's board of trustees, including a majority of its Independent Trustees, and Tax-Free Fund's board of directors, including a majority of its Independent Directors each made an extensive inquiry into a number of factors, including the following:

              (1) the compatibility of the investment objectives, policies and restrictions of the Funds;
              (2) the effect of the Reorganization on expected investment performance of the Funds;

              (3) the effect of the Reorganization on the expense ratio of Tax-Free Fund relative to each Fund's current expense ratio;
              (4) the costs, if any, to be incurred by each Fund as a result of the Reorganization;
              (5)     the tax consequences of the Reorganization;
              (6) possible alternatives to the Reorganization, including whether Connecticut Fund could continue to operate on a stand-alone basis or should be liquidated; and
              (7) the potential benefits of the Reorganization to other persons, especially Mitchell Hutchins and PaineWebber.

              The Reorganization was recommended to the board of each Fund by Mitchell Hutchins at meetings of the boards held on July 24, 1996. In recommending the Reorganization, Mitchell Hutchins advised the board of each Fund that the investment advisory and administration fee schedule applicable to Tax-Free Fund would be equal to or lower than that currently in effect for Connecticut Fund. Further, the trustees of Connecticut Fund were advised by Mitchell Hutchins that, because Tax-Free Fund has greater net assets than Connecticut Fund, combining the two Funds would reduce the expenses borne by the shareholders of Connecticut Fund as a percentage of net assets. The boards were also advised that following the Reorganization, the expense ratio for Tax-Free Fund may possibly decrease because the investment advisory and administration fee paid by that Fund decreases as its size increases.

              The boards were advised by Mitchell Hutchins that, because Tax-Free Fund focuses on investments exempt from federal income tax, while Connecticut Fund focuses on investments exempt from both federal and Connecticut income tax, Tax-Free Fund may not be a suitable investment vehicle for those Connecticut Fund shareholders whose sole reason for investing in Connecticut Fund is to obtain income exempt from both federal and Connecticut income tax. Mitchell Hutchins advised the boards, however, that a lack of First Tier Connecticut Municipal Securities, combined with recent changes made by the SEC to the issuer diversification requirements for municipal money market funds, will make it difficult for Connecticut Fund to be operated on a stand-alone basis in compliance with regulatory requirements. In approving the Reorganization, the boards noted that Tax-Free Fund's overall objective to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital remains an appropriate one to offer to investors as part of an overall investment strategy.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT THE
          SHAREHOLDERS OF CONNECTICUT FUND VOTE "FOR" THE  REORGANIZATION.


     Description of Securities to be Issued

              Tax-Free Fund is registered with the SEC as an open-end management investment company. It has an authorized capitalization of 20 billion shares of common stock (par value $0.001 per share). Shares of

     Tax-Free Fund entitle their holders to one vote per full share and fractional votes for fractional shares held.

              Tax-Free Fund does not hold annual meetings of shareholders. There normally will be no meetings of shareholders for the purpose of electing directors unless fewer than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of Tax-Free Fund's outstanding shares.

     Federal Income Tax Considerations

              The exchange of Connecticut Fund's assets for Tax-Free Fund shares and Tax-Free Fund's assumption of Connecticut Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. Tax-Free Fund and Connecticut Fund each has received an opinion of Kirkpatrick & Lockhart LLP, its counsel, each substantially to the effect that--

              (1) Tax-Free Fund's acquisition of Connecticut Fund's assets in exchange solely for Tax-Free Fund shares and Tax-Free Fund's assumption of Connecticut Fund's liabilities, followed by Connecticut Fund's distribution of those shares to its shareholders constructively in exchange for their Connecticut
              Fund shares, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

              (2) No gain or loss will be recognized to Connecticut Fund on the transfer to Tax-Free Fund of its assets in exchange solely for Tax-Free Fund shares and Connecticut Fund's assumption of Tax-Free Fund's liabilities or on the subsequent distribution of those shares to Connecticut Fund's shareholders in constructive exchange for their Connecticut Fund shares;

              (3) No gain or loss will be recognized to Tax-Free Fund on its receipt of the transferred assets in exchange solely for Tax-Free Fund shares and its assumption of Connecticut Fund's liabilities;

              (4) Tax-Free Fund's basis for the transferred assets will be the same as the basis thereof in Connecticut Fund's hands immediately prior to the Reorganization, and Tax-Free Fund's holding period for those assets will include Connecticut Fund's holding period therefor;

              (5) A Connecticut Fund shareholder will recognize no gain or loss on the constructive exchange of all its Connecticut Fund shares solely for Tax-Free Fund shares pursuant to the Reorganization; and

              (6) A Connecticut Fund shareholder's basis for the Tax-Free Fund shares to be received by it in the Reorganization will be the same as the basis for its Connecticut Fund shares to be constructively surrendered in exchange for those Tax-Free Fund shares, and its holding period for those Tax-Free Fund shares will include its holding period for those Connecticut Fund shares, provided they are held as capital assets by the shareholder on the Closing Date.

              Each such opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

              Shareholders of Connecticut Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

     Capitalization

              The following table shows the capitalization of each Fund as of June 30, 1996, and on a pro forma combined basis (unaudited) as of June 30, 1996, giving effect to the Reorganization:

                                                                                Combined Fund
                                          Tax-Free Fund     Connecticut Fund     (Pro Forma)
                                          -------------     ----------------    -------------

     Net Assets  . . . . . . . . . .      $2,013,448,085    $ 18,987,957         $2,032,436,042

     Net Asset Value Per Share . . .          $1.00               $1.00             $1.00
     Shares Outstanding  . . . . . .       2,014,777,848       18,985,779          2,033,763,627




                                    MISCELLANEOUS

     Available Information

              Each Fund is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports, proxy material and other information with the

     SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, the Midwest Regional office of the SEC, Northwest Atrium Center, 500 West Madison Street, Suite 400, Chicago, Illinois 60611, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20459 at prescribed rates.

     Legal Matters

              Certain legal matters in connection with the issuance of Tax-Free Fund shares as part of the Reorganization will be passed upon by Tax-Free Fund's counsel, Kirkpatrick & Lockhart LLP.

     Experts

              The audited financial statements of Tax-Free Fund and Connecticut Fund, incorporated herein by reference and incorporated by reference or included in their respective Statements of Additional Information, have been audited by Ernst & Young LLP, independent auditors for the Funds, whose reports thereon are included in the Funds' Annual Reports to Shareholders for the fiscal year or period ended June 30, 1996. The financial statements audited by Ernst & Young LLP have been incorporated herein by reference in reliance on their reports given on their authority as experts in auditing and accounting matters.

                                     APPENDIX A

                 AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION


              THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of August 30, 1996, between PaineWebber RMA Tax-Free Fund, Inc., a Maryland corporation ("Acquiring Fund"), and PaineWebber Municipal Money Market Series, a Massachusetts business trust ("PW Trust") on behalf of PaineWebber RMA Connecticut Municipal Money Fund, a segregated portfolio of assets ("series") thereof ("Target"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Acquiring Fund and PW Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.")

              This Agreement is intended to be, and is adopted as, a plan of reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). The reorganization will involve the transfer to Acquiring Fund of Target's assets solely in exchange for voting shares of common stock in Acquiring Fund ("Acquiring Fund Shares") and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares to the holders of shares of common stock in Target ("Target Shares") in exchange therefor, all upon the terms and conditions set forth herein. The foregoing transactions are referred to herein as the "Reorganization." All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Target are made and shall be taken or undertaken by PW Trust on its behalf.

              In consideration of the mutual promises herein, the parties covenant and agree as follows:

     1.       PLAN OF REORGANIZATION AND TERMINATION OF TARGET

              1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor--

                      (a) to issue and deliver to Target the number of full and fractional Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value (computed as set forth in paragraph 2.2) ("NAV") of an Acquiring Fund Share; and

                      (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

     Such transactions shall take place at the Closing (as defined in paragraph 3.1).

              1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

              1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.

              1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) for the current taxable year through the Effective Time.

              1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall constructively distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (collectively "Shareholders" and individually a "Shareholder"), in exchange for their Target Shares. Such distribution shall be accomplished by the Funds' transfer agent ("Transfer Agent") opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

              1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, Target shall be terminated as a series of PW Trust and any further actions shall be taken in connection therewith as required by applicable law.

              1.7.    Any  reporting  responsibility  of  Target   to  a  public
     authority is and shall remain its responsibility up to and including the date on which it is terminated.

              1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

     2.       VALUATION

              2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then current prospectus and statement of additional information less (b) the amount of the Liabilities as of the Valuation Time.

              2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then current prospectus and statement of additional information.

              2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins Asset Management Inc.

              2.4 If the difference between the NAVs per share of the Funds equals or exceeds $.0025 at 5:00 p.m., Eastern time, at the Valuation Time, or such earlier or later day and time as the parties may agree and set forth in writing signed by their duly authorized officers, as computed by using the market values of the Funds' assets in accordance with the policies and procedures established by the Funds (or as otherwise mutually determined by the Investment Companies' boards of directors or trustees), either Fund may postpone the Valuation Time until such time as such per share NAV difference is less than $.0025.

     3.       CLOSING AND EFFECTIVE TIME

              3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on November 26, 1996, or at such other place and/or on such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of 12:00 noon on the date thereof or at such other time as the parties may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV per Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

              3.2. PW Trust shall deliver to Acquiring Fund at the Closing a schedule of the Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax basis and holding period by lot. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

              3.3. PW Trust shall deliver to Acquiring Fund at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by the Secretary or Assistant Secretary of Target. The Transfer Agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Acquiring Fund shall issue and deliver a confirmation to PW Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

              3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

     4.       REPRESENTATIONS AND WARRANTIES

              4.1.    Target represents and warrants as follows:

                      4.1.1. PW Trust is an unincorporated voluntary association with transferable shares organized as a business trust under a written instrument ("Business Trust"); it is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and a copy of its Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts;

                      4.1.2. PW Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

                      4.1.3. Target is a duly established and designated series of PW Trust.

                      4.1.4.   At  the  Closing,  Target  will   have  good  and
              marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

                      4.1.5. Target's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933 ("1933 Act") and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                      4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of PW Trust's Declaration of Trust or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Acquiring Fund;

                      4.1.7. Except as disclosed in writing to and accepted by Acquiring Fund, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted to be taken by any other party thereto prior to the Closing;

                      4.1.8. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against PW Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

                      4.1.9.   The execution, delivery, and performance  of this
              Agreement have been duly authorized as of the date hereof by all necessary action on the part of PW Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders and receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission ("SEC") or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                      4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

                      4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934 ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by PW Trust, except for (a) the filing with the SEC of a registration statement by Acquiring Fund on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), (b) receipt of the exemptive relief referenced in subparagraph 4.1.9, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

                      4.1.12. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Acquiring Fund for use therein;

                      4.1.13. The Liabilities were incurred by Target in the ordinary course of its business;

                      4.1.14. Target qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

                      4.1.15. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

                      4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

                      4.1.17. Target will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Effective Time.

              4.2.    Acquiring Fund represents and warrants as follows:

                      4.2.1. Acquiring Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and a copy of its Articles of Incorporation is on file with the Department of Assessments and Taxation of Maryland;

                      4.2.2. Acquiring Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

                      4.2.3. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

                      4.2.4. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable. Except as contemplated by this Agreement, Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

                      4.2.5. Acquiring Fund's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                      4.2.6. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of its Articles of Incorporation or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by PW Trust;

                      4.2.7. Except as otherwise disclosed in writing to and accepted by PW Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect
              Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

                      4.2.8. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Acquiring Fund's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                      4.2.9. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Acquiring Fund, except for (a) the filing with the SEC of the Registration Statement, (b) receipt of the exemptive relief referenced in subparagraph 4.2.8, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

                      4.2.10. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by PW Trust for use therein;

                      4.2.11. Acquiring Fund is a "fund" as defined in section 851(h)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

                      4.2.12. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to Reorganization, other than through redemptions arising in the ordinary course of that business;

                      4.2.13. Acquiring Fund (a) will actively continue Target's business in substantially the same manner that Target conducted that business immediately before the Reorganization,
              (b) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (c) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

                      4.2.14. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of section 851(h)(2) of the Code) following the Reorganization;

                      4.2.15. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

                      4.2.16.  Acquiring   Fund  does   not  own,   directly  or
              indirectly, nor at the Effective Time will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of Target.

              4.3.    Each Fund represents and warrants as follows:

                      4.3.1. The fair market value of the Acquiring Fund Shares, when received by the Shareholders, will be approximately equal to the fair market value of their Target Shares constructively surrendered in exchange therefor;

                      4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem or otherwise dispose of any portion of the Acquiring Fund Shares to be received by them in the Reorganization and (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as an open end investment company. Consequently, its management expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis. Nor does its management anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

                      4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

                      4.3.4. Immediately following consummation of the Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target held or was subject to immediately prior thereto;

                      4.3.5. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

                      4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

                      4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay redemptions and distributions made by it immediately before the Reorganization (except for (a) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code and (b) redemptions not made as part of the Reorganization) will be included as assets thereof held immediately before the Reorganization;

                      4.3.8. None of the compensation received by any Shareholder who is an employee of Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder-employee; none of the Acquiring Fund Shares received by any such Shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and the consideration paid to any such Shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services; and

                      4.3.9.   Immediately   after   the   Reorganization,   the
              Shareholders  will  not  own  shares  constituting  "control"   of
              Acquiring Fund within the meaning of section 304(c) of the Code.

     5.       COVENANTS

              5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent.

              5.2. Target covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

              5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

              5.4.    Target covenants  that it  will assist  Acquiring Fund  in
     obtaining  such   information   as  Acquiring   Fund  reasonably   requests
     concerning the beneficial ownership of Target Shares.

              5.5. Target covenants that Target's books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Acquiring Fund at the Closing.

              5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

              5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

              5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.

              5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

     6.       CONDITIONS PRECEDENT

              Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all the obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

              6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by PW Trust's board of trustees and shall have been approved by Target's shareholders in accordance with applicable law.

              6.2.    All necessary  filings shall  have been made  with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain the same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Fund may for itself waive any of such conditions.

              6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

              6.4. PW Trust shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Acquiring Fund, substantially to the effect that:

                      6.4.1. Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

                      6.4.2.   This  Agreement  (a) has  been  duly  authorized,
              executed, and delivered by Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by PW Trust on behalf of Target, is a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                      6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable, and no shareholder of Acquiring Fund has any preemptive right to subscribe for or purchase such shares;

                      6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Acquiring Fund's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Acquiring Fund is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by PW Trust;

                      6.4.5. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

                      6.4.6. Acquiring Fund is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

                      6.4.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Acquiring Fund or any of its properties or assets and (b) Acquiring Fund is not party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PW Trust.

     In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with the firm who have devoted substantive attention to the matters directly related to this Agreement and the Reorganization.

              6.5.    Acquiring  Fund   shall  have   received  an  opinion   of
     Kirkpatrick & Lockhart LLP, counsel to PW Trust, substantially to the effect that:

                      6.5.1. Target is a duly established series of PW Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

                      6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by PW Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by Acquiring Fund, is a valid and legally binding obligation of PW Trust with respect to Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                      6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate PW Trust's Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which PW Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which PW Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Acquiring Fund;

                      6.5.4. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PW Trust on behalf of Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

                      6.5.5. PW Trust is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

                      6.5.6. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to PW Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) PW Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Fund.

     In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with the firm who have devoted substantive attention to the matters directly related to this Agreement and the Reorganization.

              6.6. Acquiring Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, its counsel, addressed to and in form and substance satisfactory to it, and PW Trust shall have received an opinion of Kirkpatrick & Lockhart LLP, its counsel, addressed to and in form and substance satisfactory to it, each as to the federal income tax consequences mentioned below (each a "Tax Opinion"). In rendering its Tax Opinion, each such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4. Each Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

                      6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares to the Shareholders constructively in exchange for the Shareholders' Target Shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                      6.6.2. No gain or loss will be recognized to Target on the transfer to Acquiring Fund of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

                      6.6.3. No gain or loss will be recognized to Acquiring Fund on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

                      6.6.4. Acquiring Fund's basis for the Assets will be the same as the basis thereof in Target's hands immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

                      6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

                      6.6.6. A Shareholder's basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.

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     Notwithstanding subparagraphs 6.6.2  and 6.6.4, each Tax  Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     At any time before the Closing, (a) Acquiring Fund may waive any of the foregoing conditions if, in the judgment of Acquiring Fund's board of directors, such waiver will not have a material adverse effect on its shareholders' interests, and (b) Target may waive any of the foregoing conditions if, in the judgment of PW Trust's board of trustees, such waiver will not have a material adverse effect on the Shareholders' interests.

     7.       BROKERAGE FEES AND EXPENSES

              7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

              7.2.    Except  as   otherwise  provided   herein,  all   expenses
     incurred in connection with the transactions contemplated by this Agreement (whether or not they are consummated) will be borne by Mitchell Hutchins Asset Management Inc.

     8.       ENTIRE AGREEMENT; SURVIVAL

              Neither party  has made any representation,  warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

     9.       TERMINATION OF AGREEMENT

              This Agreement may be terminated at any time or prior to the Effective Time, whether before or after approval by Target's shareholders:

              9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before March 31, 1997; or

              9.2.    By the parties' mutual agreement.

     In the event of termination under paragraphs 9.1.(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees, directors, or officers of either Investment Company, to the other Fund.

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     10.      AMENDMENT

              This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

     11.      MISCELLANEOUS

              11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

              11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

              IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized officer.


     ATTEST:                           PAINEWEBBER RMA TAX-FREE FUND, INC.


     By: /s/ Ilene Shore               /s/ Dianne E. O'Donnell
         ------------------            -------------------------
         Assistant Secretary           Vice President



     ATTEST:                           PAINEWEBBER MUNICIPAL MONEY
                                       MARKET SERIES,
                                          on behalf of its series,
                                                PAINEWEBBER RMA CONNECTICUT
                                                MUNICIPAL MONEY FUND


     By:  /s/ Ilene Shore              /s/ Julian F. Sluyters
         -------------------           --------------------------
          Assistant Secretary          Vice President

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